UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 14, 2018 (September 12, 2018)

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2545 Santa Clara Avenue

Alameda, CA 94501

(Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Termination of Agreement

As previously disclosed, on July 16, 2018, NewBridge Global Ventures, Inc. (the “Company”) closed on a Share Exchange and Purchase Agreement (the “Roots Agreement”) with Roots Nursery, Inc., a California non-profit mutual benefit corporation (“Roots”), pursuant to which the Company acquired all of the outstanding membership interests of Roots in exchange for the issuance of 9,850,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

On September 12, 2018, Company provided Roots notice of termination of the Roots Agreement (the “Termination Agreement”), effective immediately.  Pursuant to the Termination Agreement, the Company cancelled a total of 9,850,000 shares of Common Stock issued in connection with the Roots Purchase Agreements.

The foregoing description of the Roots Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the completed text of the Roots Agreement, filed with the Securities and Exchange Commission  on July 20, 2018 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, and incorporated herein by reference.  Further, the foregoing description of the Termination Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the completed text of the Termination Agreement filed as Exhibit 2.01 hereto and incorporated herein by reference.

Item 2.02 Completion of Acquisition or Disposition of Assets.

Purchase and Share Agreement

On September 12, 2018, the Company entered into a Share Exchange and Purchase Agreement (the “Purchase Agreement”) with East 10th Street LLC, a California limited liability company (“East 10th”), pursuant to which the Company acquired all of the issued and outstanding membership interests of East 10th from its sole member, Sam Mac, a Director of the Company, in exchange for 2,925,000 shares of Common Stock (the “Shares”).  East 10th owns certain real property located in Oakland, California.

In connection with the foregoing issuances, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) for transactions not involving a public offering.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the completed text of the Purchase Agreement filed as Exhibit 2.02 hereto and incorporated herein by reference.

Asset Purchase Agreement

Also on September 12, 2018, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Eric Tran, a Director of the Company (the “Seller”), pursuant to which the Company acquired certain assets, including all of the rights to certain trademarks, logos, business operating procedures, marketing material and plans, and other intellectual property (the “Assets”).  In consideration of the Assets, the Company issued to the Seller a total of 6,925,000 shares of the Company’s Common Stock.

In connection with the foregoing issuances, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) for transactions not involving a public offering.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the completed text of the Purchase Agreement filed as Exhibit 2.03 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 2.02 which is incorporated herein by reference.

Item 8.01 Other Events.

On September 14, 2018, the Company issued a press release disclosing the Termination Agreement, the Purchase Agreement and the Asset Purchase Agreement described in Items 2.01 and 2.02 of this Current Report on Form 8-K..  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
2.01	Termination of Agreement, dated September 12, 2018
2.02	Form of Share Exchange and Purchase Agreement, by and between NewBridge Global Ventures, Inc. and East 10th Street LLC
2.03	Form of Asset Purchase Agreement, by and between NewBridge Global Ventures, Inc. and Eric Tran
99.1	Press Release dated September 14, 2018

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 14th day of September, 2018.

NEWBRIDGE GLOBAL VENTURES, INC.
By:	/s/ Mark T. Mersman
	Name:	Mark T. Mersman
	Title:	Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number 2.01 2.02 2.03 99.1	Description of Exhibits Termination of Agreement Share Exchange and Purchase Agreement Asset Purchase Agreement Press Release dated September 13, 2018